## ACCEPTANCE OF APPOINTMENT AS DIRECTOR

As contemplated in the Articles of Incorporation of **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.,** the undersigned accepts his appointment as a Director of said Corporation and agrees to the provisions of said Articles of Incorporation and the By-laws of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.

Date: August 19, 2015

Patrick W. Galley

STATE OF ILLINOIS :
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared Patrick W. Galley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.**, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOSHUA B. DERINGER and DIANE E. MCCARTHY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Corporation's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of August, 2015.

Patrick W. Galley

STATE OF ILLINOIS :
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared Patrick W. Galley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**ACCEPTANCE OF APPOINTMENT AS DIRECTOR**

As contemplated in the Articles of Incorporation of **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.,** the undersigned accepts his appointment as a Director of said Corporation and agrees to the provisions of said Articles of Incorporation and the By-laws of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.

Date: August 19, 2015

John S. Oakes
John S. Oakes

STATE OF ILLINOIS :
:
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared John S. Oakes, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.**, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOSHUA B. DERINGER, DIANE E. MCCARTHY and PATRICK W. GALLEY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Corporation's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of August, 2015.

John S. Oakes

STATE OF ILLINOIS :
COUNTY OF COOK :

Before me, a Notary Public, in and for said county and state, personally appeared John S. Oakes, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

## ACCEPTANCE OF APPOINTMENT AS DIRECTOR

As contemplated in the Articles of Incorporation of **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.,** the undersigned accepts his appointment as a Director of said Corporation and agrees to the provisions of said Articles of Incorporation and the By-laws of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.

Date: August 19, 2015

John K. Carter

STATE OF ILLINOIS :
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared John K. Carter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC**., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOSHUA B. DERINGER, DIANE E. MCCARTHY and PATRICK W. GALLEY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Corporation's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of August, 2015.

John K. Carter

STATE OF ILLINOIS :

COUNTY OF COOK :

Before me, a Notary Public, in and for said county and state, personally appeared John K. Carter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

# ACCEPTANCE OF APPOINTMENT AS DIRECTOR

As contemplated in the Articles of Incorporation of **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.,** the undersigned accepts his appointment as a Director of said Corporation and agrees to the provisions of said Articles of Incorporation and the By-laws of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.

Date: August 19, 2015

James G. Kelley
James G. Kelley

STATE OF ILLINOIS :
:
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared James G. Kelley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19TH day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.**, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOSHUA B. DERINGER, DIANE E. MCCARTHY and PATRICK W. GALLEY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Corporation's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of August, 2015.

James G. Kelley
James G. Kelley

STATE OF ILLINOIS :
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared James G. Kelley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**ACCEPTANCE OF APPOINTMENT AS DIRECTOR**

As contemplated in the Articles of Incorporation of **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.,** the undersigned accepts his appointment as a Director of said Corporation and agrees to the provisions of said Articles of Incorporation and the By-laws of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.

Date: August 19, 2015

Fred G. Steingraber

STATE OF ILLINOIS :
COUNTY OF Cook :

Before me, a Notary Public, in and for said county and state, personally appeared Fred G. Steingraber, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.

**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, **RIVERNORTH MULTI-STRATEGY ARBITRAGE FUND, INC.**, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOSHUA B. DERINGER, DIANE E. MCCARTHY and PATRICK W. GALLEY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Corporation's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of August, 2015.

Fred G. Steingraber

STATE OF ILLINOIS :
COUNTY OF COOK :

Before me, a Notary Public, in and for said county and state, personally appeared Fred G. Steingraber, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of August, 2015.

OFFICIAL SEAL
MELISSA HALE
Notary Public - State of Illinois
My Commission Expires Apr 16, 2019

Melissa Hale
Notary Public

My Commission expires APRIL 16, 2019.